Exhibit_10.5

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (this “Separation Agreement”), dated July 17, 2020, is made and entered into between Camille Farhat (“Executive”) and RTI Surgical, Inc. (“Employer”), a subsidiary of RTI Surgical Holdings, Inc. (“Holdings”).

BACKGROUND

Employer and Executive entered into an Employment Agreement dated January 26, 2017 (the “Employment Agreement”).

Executive has elected to not extend the Employment Agreement, and Employer and Executive have agreed to waive the 60 day notice required under the Employment Agreement and establish August 3, 2020 as the effective date of separation.

Employer and Executive further agree to amend Section 9(b), 9(c)(i) and 9(c)(ii)(B) of the Employment Agreement with respect to the duration of the restrictive period.

Employer and Executive agreed that Executive is voluntarily retiring and Employer provides the payments and benefits set forth below in Section 2 in exchange for the General Release contained in this Separation Agreement, the Supplemental General Release to be executed by Executive upon his separation, and the amendments to Sections 9(b), 9(c)(i) and 9(c)(ii)(B) of the Employment Agreement.

Employer and Executive desire to amicably end their employment relationship and fully and finally settle any and all existing or potential claims and disputes between them, whether known or unknown as of the date of this Separation Agreement.

Accordingly, Executive and Employer agree as follows:

TERMS

1.  Executive’s separation and future relationship.

A.Executive’s employment by Employer will end effective as of the close of business on August 3, 2020, unless earlier terminated by Employer in its sole discretion or extended by written agreement (“Separation Date”); provided, however, that Executive shall no longer serve as Employer’s President and Chief Executive Officer effective immediately after the closing of the transactions contemplated by that certain Equity Purchase Agreement, dated as of January 13, 2020, as amended, by and between Holdings and Ardi Bidco Ltd, which is currently expected to occur on July 20, 2020.  From the date of this Separation Agreement through the Separation Date (“Transition Period”), Employee will continue to perform the duties reasonably required by Employer (“Services”).  Executive agrees to perform those tasks and exercise that authority to the best of his ability, using the same talent, experience, skills, and effort previously used by him in working for Employer and in compliance with all applicable laws.

B.During the Transition Period, Employer will continue to pay Executive’s salary and provide him benefits as are provided him as of the date that this Separation Agreement is given to him and, within the applicable time after the date of this Separation Agreement, will provide the election notice necessary for Executive to elect continuation of any group medical insurance coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and the terms and conditions of Employer’s plans.

C.Executive agrees not to disparage Employer or any of its parent companies, subsidiaries, affiliates or current or former directors, officers, employees, or agents, that is, he agrees that in the future he will not make negative comments about Employer or any of its parent companies, subsidiaries, affiliates or current or former directors, officers, employees, or agents or Employer’s or its subsidiaries’ or affiliates’ products/services or personnel or about his employment or separation of employment from Employer, orally or in writing (such as through the use of emails, blogs, photographs, social media (Facebook; Twitter), etc. or any other electronic or web-based media).  For the avoidance of doubt, each of WSHP Biologics Holdings, LLC and Water Street Healthcare Partners, LLC shall be considered affiliates of Employer for purposes of this Separation Agreement.

Employer agrees to instruct each member of the Board of Directors and each named executive officer, of Holdings, to not disparage Executive, that is, Employer shall instruct them that in the future they shall not make negative comments about Executive or about his employment or end of employment, whether such comments are made directly or indirectly, orally or in writing or in any other manner (such as through the use of emails, blogs, photographs, social media (Facebook; Twitter), etc. or any other electronic or web-based media).  The prior sentence will not limit their rights to testify truthfully if required by law or from participating fully in a government or internal company investigation, including any conversations the identified individuals may have with any governmental agents and/or consultations with their or Employer’s or Holdings’ attorneys.  Further, and separate and apart from: (i) the shareholder derivative lawsuit filed by David Summers on behalf of Holdings against certain current and former directors and officers of Holdings, including Executive, in the United States District Court for the Northern District of Illinois on June 5; and (ii) the shareholder derivative lawsuit filed by Niall Campbell on behalf of Holdings against certain current and former directors and officers of Holdings, including Executive, in the United States District Court for the Northern District of Illinois on June 12, 2020, Employer is unaware of claims it may have against Executive arising from Executive’s employment with Employer.

D.Executive agrees that after the Separation Date, and as long as it does not jeopardize any future employment or cause substantial inconvenience, he will be available, upon reasonable notice and with no additional compensation other than as provided in this Separation Agreement, to respond to questions and provide assistance to Employer regarding any transition issues or unfinished business arising from his departure.  Employer will endeavor to schedule any meetings and/or calls at times that are mutually convenient and do not interfere with Executive’s future activities or employment. Furthermore, Executive agrees that after the Separation Date, in accordance with Section 10 of the Employment Agreement,

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he will fully cooperate with Employer regarding the United States Securities Exchange Commission’s (the “SEC”) investigation of matters relating to Holdings, together with any associated securities class action and derivative lawsuits. The Company will continue to honor its indemnification obligations (including the advancement of legal fees, as appropriate) to Executive after the Separation Date, including but not limited to with respect to the SEC investigation of matters related to Holdings, together with any associated securities class action and derivative lawsuits.

E.Executive agrees that nothing in this Separation Agreement will modify any previously-executed “non-disclosure agreement” (“NDA”) with Employer, and that he will continue to be bound by, and he agrees to abide by, all such obligations.  Further, Executive agrees that nothing in Agreement will modify, amend, supersede, or otherwise change the provisions and requirements in Sections 9 and 10 of the Employment Agreement, unless expressed in this Separation Agreement.

F.Executive agrees that, not later than the Separation Date, he will return to Employer all Employer property in his possession, custody or control which was obtained from Employer or from any of its customers/potential customers, vendors/potential vendors, merger/acquisition candidates, employees, contractors or consultants, including but not limited to the originals and all copies of any documents, files, data or information (electronic or hard-copy), access cards, credit cards, passwords and file-access methods/protocols, credit cards, and stored documents/files/information (with all documents, files and information being returned unaltered and unencrypted).

G.If Executive has any vested Employer stock options or stock appreciation rights, he must exercise them as provided by the applicable plan and award agreements.  Any unvested Employer stock options, stock appreciation rights or restricted stock, restricted stock units or other equity awards will be forfeited in accordance with the terms of Executive’s award agreements with Employer and the applicable Employer plan(s).  For the avoidance of any doubt, the 1,950,000 unvested performance-based stock options that were granted by Employer to Executive on January 26, 2017 shall continue to be subject to vesting as set forth in the terms of Executive’s award agreement with Employer until such stock options expire.   Notwithstanding any provision of the Employment Agreement to the contrary, the characterization of Executive’s separation as being a retirement shall not impact the right of the Executive to have the options vest and be exercised.  Executive understands and agrees that: (a) the federal “insider trading” securities laws continue to apply to him notwithstanding his separation of employment from Employer; (b) Employer’s insider trading policy prohibits him from trading in Employer securities while in possession of material nonpublic information concerning Employer; and (c) the prohibition against such trading continues to apply to him after leaving Employer.  Therefore, Executive agrees to abide by Employer’s insider trading policy windows even after leaving Employer until such time as the insider information he possesses, if any, becomes public.

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H.Executive and Employer agree that Sections 9(b), 9(c)(i) and 9(c)(ii)(B) of the Employment Agreement are revised to extend the duration of Executive’s non-competition, non-solicitation and non-interference covenants from 12 months after the termination of Executive’s employment to 24 months after the Separation Date. For the avoidance of doubt, the duration of Executive’s covenants contained in Section 9(c)(ii)(A) (non-solicitation of employees) shall remain 12 months after the termination of Executive’s employment.

2.  Payments and Benefits to Employee.

A.If Executive continues employment through the Separation Date, executes and does not revoke this Separation Agreement, and further executes and does not revoke a Supplemental General Release to cover the Transition Period (in a form substantially similar to Exhibit A to this Separation Agreement) (the “Supplemental General Release”), Employer will:  (i) pay Executive the amount of $2,500,000, payable in a single payment on the eighth (8th) day following the execution of the Supplemental General Release; and (ii) pay on behalf of Executive, an amount, on a monthly basis, that covers the COBRA premiums for the duration of the 18-month COBRA benefits period (this amount is expected to be approximately $815 monthly)  (items (i) and (ii) are collectively referred to as the “Separation Payment”).  Executive agrees that the Separation Payment would not be paid absent this Separation Agreement.

B.Subject to Sections 18 and 19 of the Employment Agreement (Indemnification), Executive understands and agrees that the monies and benefits described in paragraph 2.A above, together with the Accrued Benefits (as defined in the Employment Agreement), other than those listed in Section 7(a)(ii) of the Employment Agreement, are the sole obligations of Employer to him under this Separation Agreement, his Employment Agreement, or arising from his employment by Employer or the end of that employment, and those payments actually represent more than the monies or compensation to which he may now or may after the date of this Separation Agreement be entitled from Employer.  Executive further affirms that, as of the date of this Separation Agreement, he has received all monies currently owed by Employer to him, including all compensation (including wages/salary and any earned bonuses and commissions), accrued paid time off and leave (paid or unpaid), and benefits, except for any benefits in which he has vested rights pursuant to the terms of the applicable plans under applicable laws.

C.Executive agrees that Employer has not provided any tax advice related to the receipt of monies payable under this Separation Agreement.  Section 23 of the Employment Agreement is incorporated herein by reference.

3. Employee’s release of Employer.

A.In exchange for the benefits given by Employer to Executive under this Separation Agreement, Executive agrees, on his own behalf and on behalf of any other person entitled to make a claim on behalf of or through him, to release and forever discharge as of the date of this Separation Agreement Employer and its respective parent companies, subsidiaries, affiliates and all present, former and future managers, directors, officers,

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employees, successors and assigns of Employer and its affiliates and direct or indirect owners (collectively, the “Released Parties””)) to the extent provided   below. The Released Parties are intended to be  third-party beneficiaries of this Separation Agreement, and this Separation Agreement may be enforced by each of them in accordance with the terms of this Separation Agreement in respect of the rights granted to such Released Parties under this Separation Agreement. Terms used in this Separation Agreement but not otherwise defined shall have the meanings given to them in the Agreement.

B.Executive agrees that he resigns from any position as an officer, member of the board of managers, or directors (as applicable) or fiduciary of Employer or its affiliates (or reaffirm any such resignation that may have already occurred). Executive understands that any payments or benefits paid or granted to Executive under this Separation Agreement represent, in part, consideration for signing this Separation Agreement, and are not salary, wages or benefits to which Executive was already entitled. Executive further understands and agrees that Executive will not receive certain of the payments and benefits specified in Section 2 above unless Executive executes this Separation Agreement and does not revoke this Separation Agreement within the time period permitted hereafter. Executive understands and agrees that such payments and benefits are subject to Sections 9, 10 and 12 of the Employment Agreement, which (as noted below) expressly survive Executive’s separation of employment and the execution of this Separation Agreement. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by Employer or its affiliates.

C.Except  as provided in this Separation Agreement and except  for the provisions of the Employment Agreement which expressly survive the termination of Executive’s employment  with  Employer, Executive knowingly  and voluntarily (for himself, his heirs, executors, administrators and assigns) releases and forever discharges Employer and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever  in law and in equity, both  past  and  present  (through  the  date  that  this  Separation Agreement  becomes  effective  and enforceable) and whether known or unknown, suspected, or claimed against Employer or any of the Released  Parties which  Executive, his spouse, or  any of his heirs,  executors,  administrators  or assigns, may have, which arise out of or are connected with Executive’s employment with, or Executive’s separation from, Employer (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment  Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of Employer; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys ' fees incurred in these matters) (all of the foregoing collectively referred to in this Separation Agreement as the “Claims”).

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D.Executive represents that he has made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 3.C above.  Executive affirms that he has reported to Employer all facts suggesting that Employer has violated any federal, state, or local laws, regulations or rules.  Executive represents that he has not filed any lawsuit, complaint, grievance or demand for arbitration against Employer, and agrees not to institute any such proceeding in the future other than a claim that Employer has breached the terms of this Separation Agreement.

E.Executive agrees that this Separation Agreement does not waive or release any rights or claims that Executive may have under the Age Discrimination in Employment Act of 1967 which arise after the date Executive executes this Separation Agreement. Executive acknowledges and agrees that Executive’s separation from employment with Employer in compliance with the terms of the Employment Agreement, and the terms set forth in this Separation Agreement, will not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

F.Executive agrees that he waives all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief.  Notwithstanding the above, Executive further acknowledges that Executive is not waiving and is not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding provided, however, that Executive disclaims and waives any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding. Additionally, Executive is not waiving: (i) any right to the Accrued Benefits, if any, to which Executive is entitled under the Employment Agreement; (ii) any claim relating to directors' and officers' liability insurance coverage or any right of indemnification under Employer’s organizational documents or the Employment Agreement, or otherwise, (iii) any rights as an equity or security holder in Employer or its affiliates; or (iv) any claim to enforce any rights under this Separation Agreement.

G.In signing this Separation Agreement, Executive acknowledges and intends that it will be effective as a bar to each and every one of the Claims mentioned above or implied. Executive expressly consents that this Separation Agreement will be given full force and effect according to each and all of its express terms and provisions,    including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims mentioned above or implied.  Executive acknowledges and agrees that this waiver is an essential and material  term of this Separation Agreement and that without  such waiver Employer would not have agreed to the terms of the Agreement.   Executive further agrees that in the event Executive should bring a Claim seeking damages against Employer, or in the event Executive should seek to recover against Employer in any Claim brought by a governmental agency on Executive’s behalf, this Separation Agreement will serve as a complete defense to such Claims to the maximum extent permitted by law. Executive further agrees that Executive is not aware of any pending claim of the type described above, nor aware of any facts evidencing any improper conduct by Employer, as of the execution of this Separation Agreement.

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H.Executive agrees that neither this Separation Agreement, nor the furnishing of the consideration for this Separation Agreement, will be deemed or construed at any time to be an admission by Employer, any Released Party or Executive of any improper or unlawful conduct.

I.Executive agrees that this Separation Agreement and the Employment Agreement are confidential and agree not to disclose any information regarding the terms of this Separation Agreement or the Employment Agreement, except to Executive’s immediate family and any tax, legal or other counsel Executive may have consulted regarding the meaning or effect of this Separation Agreement or as required by law, and Executive will instruct each of the foregoing not to disclose the same to anyone.

J. Any non-disclosure provision in this Separation Agreement does not prohibit or restrict Executive (or Executive’s attorney) from responding to any inquiry about this Separation Agreement or its underlying facts and circumstances by the SEC, the  Financial Industry Regulatory Authority (“FINRA”), any other self-regulatory organization or any governmental entity.

K.Executive acknowledge and agrees that Sections 8 through 14, 18, 19, and 23 of the Employment Agreement, and as modified or amended by this Separation Agreement, will survive Executive’s execution of this Separation Agreement, and execution of the Supplemental General Release.

L.Executive acknowledges and agrees that he may hereafter discover claims or facts in addition to or different than those which Executive now knows or believes to exist with respect to the subject matter of the release set forth above and which, if known or suspected at the time of entering into this Separation Agreement, may have materially affected this Separation Agreement and Executive’s decision to enter into it.

M.Whenever possible, each provision of this Separation Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Separation Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction , such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Separation Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Separation Agreement.

4. Conditions to Employer’s Obligations.

Employer’s execution of and performance of obligations under this Separation Agreement are specifically conditioned on: (a) Executive’s execution, delivery to Employer and non-revocation of this Separation Agreement and the Supplemental General Release; (b) Executive’s keeping confidential (other than as permitted by this Separation Agreement) the existence and terms of this Separation Agreement; (c) Executive’s professional and competent performance of his job duties until the Separation Date; and (d) Executive’s compliance with the terms of this Separation Agreement, his Employment Agreement, any Executive NDA or any customer-specific NDA, and the Supplemental General Release.

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5.  Additional Terms.

A.Governing Law; Waiver of Jury Trial.  This Separation Agreement will be interpreted and enforced in accordance with the laws of the State of Delaware.  Any litigation between the parties must be brought in a court having jurisdiction in New Castle County, Delaware, unless it is necessary for Employer to institute suit in another jurisdiction to obtain injunctive relief to enforce the terms of this Separation Agreement.  Further, the Parties knowingly, voluntarily, and intentionally waive any right to a jury trial with respect to any claims arising in connection with this Separation Agreement.

B.Entire Agreement.  This Separation Agreement, the Employment Agreement (as modified or amended by this Separation Agreement), any Executive NDA, and any customer-specific NDA, represent the sole and entire agreement between the parties and supersede any and all prior agreements, negotiations and discussions between the parties with respect to Executive’s employment or the end of that employment by Employer.

C.Severability.  If one or more paragraph(s) of this Separation Agreement are ruled invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of that agreement, which will remain in full force and effect.

D.Amendments/Modifications.  This Separation Agreement may not be modified orally but only by a writing signed by both Executive and Employer.

E.Survivability/Assignments.  This Separation Agreement will inure to the benefit of and will be binding upon Employer, its successors and assigns.  Executive’s obligations and duties under this Separation Agreement are personal and not assignable, but Employer will have the right to assign its rights and obligations under this Separation Agreement to any Employer affiliate or successor or to any purchaser(s) of their assets.

F.Confidentiality.  Executive and Employer agree that, unless required by law or by a court of competent jurisdiction, this Separation Agreement will remain confidential and will not be used for any purpose other than enforcing their specific terms in any proceeding between the parties to this Separation Agreement.  If either document must be filed in any court, the person seeking to file it will do so only under seal unless prohibited by the court.

G.Counterparts.  This Separation Agreement may be signed in counterparts, and all so executed counterparts will constitute one agreement which will be binding on all of the parties to this Separation Agreement, notwithstanding that all of the parties may not have each signed the same signature page.

H.Reimbursement of Legal Fees. Within  30 days of the presentation of a detailed invoice, Employer shall reimburse Executive up to $15,000 to cover his reasonable legal expenses in connection with the review and negotiation of this Separation Agreement.

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BY SIGNING THIS SEPARATION AGREEMENT, EXECUTIVE REPRESENTS AND AGREES THAT:

1.	EXECUTIVE HAS READ IT CAREFULLY ;

2.

EXECUTIVE UNDERSTANDS ALL OF ITS TERMS AND KNOWS THAT EXECUTIVE IS GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO,  RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED ; TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED ; THE EQUAL PAY ACT OF 1963; THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ;

3.	EXECUTIVE VOLUNTARILY CONSENTS TO EVERYTHING IN IT;

4.

EXECUTIVE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND EXECUTIVE HAS DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, EXECUTIVE HAS CHOSEN NOT TO DO SO OF HIS OWN VOLITION ;

5.

EXECUTIVE HAS HAD AT LEAST 21 DAYS FROM THE DATE OF HIS RECEIPT OF THIS SEPARATION AGREEMENT TO CONSIDER IT, AND THE CHANGES, IF ANY, MADE SINCE EXECUTIVE’S RECEIPT OF THIS SEPARATION AGREEMENT ARE NOT MATERIAL OR WERE MADE AT EXECUTIVE’S REQUEST AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

6.

EXECUTIVE UNDERSTANDS THAT HE HAS SEVEN (7) DAYS AFTER THE EXECUTION OF THIS SEPARATION AGREEMENT TO REVOKE IT AND THAT THIS SEPARATION AGREEMENT WILL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED.  IF EXECUTIVE DECIDES TO REVOKE THIS SEPARATION AGREEMENT WITHIN THE 7 DAYS, EXECUTIVE MUST DELIVER HIS REVOCATION BY THE 7TH DAY TO EMPLOYER’S GENERAL COUNSEL;

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7.	EXECUTIVE HAS SIGNED THIS SEPARATION AGREEMENT KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE EXECUTIVE WITH RESPECT TO IT; AND

8.

EXECUTIVE AGREES THAT THE PROVISIONS OF THIS SEPARATION AGREEMENT MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EMPLOYER AND BY EXECUTIVE.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Separation Agreement to be executed as of the date first written above.

SIGNED:		DATED:
Camille Farhat

RTI Surgical, Inc.

SIGNED:	DATED:
Joshua H. DeRienzis, its Vice President

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Exhibit A

SUPPLEMENTAL GENERAL RELEASE

This Supplemental General Release, dated August 3, 2020 (this “Supplemental General Release”), is made and entered into between Camille Farhat (“Executive”) and RTI Surgical, Inc., a subsidiary of Surgalign Holdings, Inc. (f/k/a RTI Surgical Holdings, Inc.) (“Employer”).

BACKGROUND

Employer and Executive executed a Separation Agreement and General Release, dated July 17, 2020 (the “Separation Agreement”), setting forth Executive’s separation from Employer.  Pursuant to the Separation Agreement, Executive is entitled to certain specified payments in return for execution of the Separation Agreement and of this Supplemental General Release.

This Supplemental General Release is intended to cover the time period designated in the Separation Agreement as the Transition Period, and will apply to any claims that may or could have arisen during the Transition Period.

Accordingly, Executive and Employer agree as follows:

TERMS

1.Executive’s Release of Claims Against Employer

A.In exchange for the benefits given by Employer to Executive under the Separation Agreement and this Supplemental General Release, Executive agrees, on his own behalf and on behalf of any other person entitled to make a claim on behalf of or through him, to release and forever discharge, as of the date of execution of the Separation Agreement and the date of execution of this Supplemental General Release,  Employer and its respective parent companies, subsidiaries, affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of Employer and its affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below.  The Released Parties are intended to be third-party beneficiaries of the Separation Agreement and this Supplemental General Release, and this Supplemental General Release may be enforced by each of them in accordance with the terms of the Separation Agreement or the Supplemental General Release in respect of the rights granted to such Released Parties. For the avoidance of doubt, each of WSHP Biologics Holdings, LLC and Water Street Healthcare Partners, LLC shall be considered affiliates of Employer for purposes of this Supplemental General Release.

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B.Executive acknowledges and agrees that any payments or benefits paid or granted to Executive under the Separation Agreement (as modified or amended by this Supplemental General Release) represent, in part, consideration for signing the Separation Agreement and this Supplemental General Release, and are not salary, wages or benefits to which Executive was already entitled. Executive further understands and agrees that Executive will not receive certain of the payments and benefits specified in Section 2 of the Separation Agreement unless Executive executes this Supplemental General Release and does not revoke this Supplemental General Release within the time period permitted hereafter.

C.Except as provided in the Separation Agreement and this Supplemental General Release, and except for the provisions of the Employment Agreement which expressly survive the termination of Executive’s employment  with  Employer,  Executive knowingly  and voluntarily (for himself, his heirs, executors, administrators and assigns) releases and forever discharges Employer and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever  in law and in equity, both  past  and  present  (from the execution date of the Separation Agreement through  the  date  that  this Supplemental General Release becomes  effective  and enforceable) and whether known or unknown, suspected, or claimed against Employer or any of the Released  Parties which  Executive, his spouse, or  any of his heirs,  executors,  administrators  or assigns, may have, which arise out of or are connected with Executive’s employment with, or Executive’s separation from, Employer (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment  Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of Employer; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to in this Supplemental General Release as the “Claims”).

D.Executive represents that he has made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 3.C above.  Executive affirms that he has reported to Employer all facts suggesting that Employer has violated any federal, state, or local laws, regulations or rules.  Executive represents that he has not filed any lawsuit, complaint, grievance or demand for arbitration against Employer, and agrees not to institute any such proceeding in the future other than a claim that Employer has breached the terms of this Supplemental General Release.

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E.Executive agrees that this Supplemental General Release does not waive or release any rights or claims that Executive may have under the Age Discrimination in Employment Act of 1967 which arise after the date Executive executes this Supplemental General Release. Executive acknowledges and agrees that Executive’s separation from employment with Employer in compliance with the terms of the Employment Agreement, and the terms set forth in this Supplemental General Release, will not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

F.Executive agrees that he waives all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief.  Notwithstanding the above, Executive further acknowledges that Executive is not waiving and is not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding provided, however, that Executive disclaims and waives any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding. Additionally, Executive is not waiving: (i) any right to the Accrued Benefits, if any, to which Executive is entitled under the Employment Agreement; (ii) any claim relating to directors' and officers’ liability insurance coverage or any right of indemnification under Employer’s organizational documents or otherwise; or (iii) any rights as an equity or security holder in Employer or its affiliates.

G.In signing this Supplemental General Release, Executive acknowledges and intends that it will be effective as a bar to each and every one of the Claims mentioned above or implied. Executive expressly consents that this Supplemental General Release will be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims mentioned above or implied.  Executive acknowledges and agrees that this waiver is an essential and material  term of the Separation Agreement and this Supplemental General Release and that without such waiver Employer would not have agreed to the terms of the Separation Agreement or the Supplemental General Release.  Executive further agrees that in the event Executive should bring a Claim seeking damages against Employer, or in the event Executive should seek to recover against Employer in any Claim brought by a governmental agency on Executive’s behalf, this Supplemental General Release will serve as a complete defense to such Claims to the maximum extent permitted by law. Executive further agrees that Executive is not aware of any pending claim of the type described above, nor aware of any facts evidencing any improper conduct by Employer, as of the execution of this Supplemental General Release.

H.Executive agrees that neither this Supplemental General Release, nor the furnishing of the consideration for this Supplemental General Release, will be deemed or construed at any time to be an admission by Employer, any Released Party or Executive of any improper or unlawful conduct.

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I.Executive agrees that this Supplemental General Release, the Separation Agreement and the Employment Agreement are confidential and agree not to disclose any information regarding the terms of this Supplemental General Release, the Separation Agreement or the Employment Agreement, except to Executive’s immediate family and any tax, legal or other counsel Executive may have consulted regarding the meaning or effect of this Supplemental General Release and Separation Agreement, or as required by law, and Executive will instruct each of the foregoing not to disclose the same to anyone.

J. Any non-disclosure provision in this Supplemental General Release does not prohibit or restrict Executive (or Executive’s attorney) from responding to any inquiry about this Supplemental General Release or its underlying facts and circumstances by the United States Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”), any other self-regulatory organization or any governmental entity.

K.Executive acknowledges and agrees that he may hereafter discover claims or facts in addition to or different than those which Executive now knows or believes to exist with respect to the subject matter of the release set forth above and which, if known or suspected at the time of entering into this Supplemental General Release, may have materially affected this Supplemental General Release and Executive’s decision to enter into it.

L.Notwithstanding anything in this Supplemental General Release to the contrary, this Supplemental General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach, after the date of execution of this Supplemental General Release, by the Company or by any Released Party of the Employment Agreement .

M.Whenever possible, each provision of this Supplemental General Release will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplemental General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction , such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Supplemental General Release will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Supplemental General Release.

N.Executive acknowledges and agrees that any terms contained within the Separation Agreement but not contained in this Supplemental General Release will be incorporated into this Supplemental General Release and will have full force and effect.

2.Additional Terms.

A.Governing Law; Waiver of Jury Trial.  This Supplemental General Release will be interpreted and enforced in accordance with the laws of the State of Delaware.  Any litigation between the parties must be brought in a court having jurisdiction in New Castle County, Delaware, unless it is necessary for Employer to institute suit in another jurisdiction to obtain injunctive relief to enforce the terms of this Supplemental General Release.  Further, the Parties knowingly, voluntarily, and intentionally waive any right to a jury trial with respect to any claims arising in connection with this Supplemental General Release.

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B.Entire Agreement.  This Supplemental General Release, the Separation Agreement, the Employment Agreement (as modified or amended by the Separation Agreement), any Executive NDA, and any customer-specific NDA, represent the sole and entire agreement between the parties and supersede any and all prior agreements, negotiations and discussions between the parties with respect to Executive’s employment or the end of that employment by Employer.

C.Severability.  If one or more paragraph(s) of this Supplemental General Release are ruled invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of that agreement, which will remain in full force and effect.

D.Amendments/Modifications.  This Supplemental General Release may not be modified orally but only by a writing signed by both Executive and Employer.

E.Survivability/Assignments.  This Supplemental General Release will inure to the benefit of and will be binding upon Employer, its successors and assigns.  Executive’s obligations and duties under this Supplemental General Release are personal and not assignable, but Employer will have the right to assign its rights and obligations under this Supplemental General Release to any Employer affiliate or successor or to any purchaser(s) of their assets.

F.Confidentiality.  Executive and Employer agree that, unless required by law or by a court of competent jurisdiction, this Supplemental General Release will remain confidential and will not be used for any purpose other than enforcing their specific terms in any proceeding between the parties to this Supplemental General Release.  If either document must be filed in any court, the person seeking to file it will do so only under seal unless prohibited by the court.

G.Counterparts.  This Supplemental General Release may be signed in counterparts, and all so executed counterparts will constitute one agreement which will be binding on all of the parties to this Supplemental General Release, notwithstanding that all of the parties may not have each signed the same signature page.

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BY SIGNING THIS SUPPLEMENTAL GENERAL RELEASE, EXECUTIVE REPRESENTS AND AGREES THAT:

1.	EXECUTIVE HAS READ IT CAREFULLY ;

2.

EXECUTIVE UNDERSTANDS ALL OF ITS TERMS AND KNOWS THAT EXECUTIVE IS GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED ; TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED ; THE EQUAL PAY ACT OF 1963; THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ;

3.	EXECUTIVE VOLUNTARILY CONSENTS TO EVERYTHING IN IT;

4.	EXECUTIVE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND EXECUTIVE HAS DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, EXECUTIVE HAS CHOSEN NOT TO DO SO OF HIS OWN VOLITION;

5.

EXECUTIVE HAS HAD AT LEAST 21 DAYS FROM THE DATE OF HIS RECEIPT OF THIS SUPPLEMENTAL GENERAL RELEASE TO CONSIDER IT, AND THE CHANGES, IF ANY, MADE SINCE EXECUTIVE’S RECEIPT OF THIS SUPPLEMENTAL GENERAL RELEASE ARE NOT MATERIAL OR WERE MADE AT EXECUTIVE’S REQUEST AND WILL NOT RESTART THE REQUIRED  21-DAY PERIOD;

6.

EXECUTIVE UNDERSTANDS THAT HE HAS SEVEN (7) DAYS AFTER THE EXECUTION OF THIS SUPPLEMENTAL GENERAL RELEASE TO REVOKE IT AND THAT THIS SUPPLEMENTAL GENERAL RELEASE WILL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED.  IF EXECUTIVE DECIDES TO REVOKE THIS SUPPLEMENTAL GENERAL RELEASE WITHIN THE 7 DAYS, EXECUTIVE MUST DELIVER HIS REVOCATION BY THE 7TH DAY TO EMPLOYER’S GENERAL COUNSEL;

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7.	EXECUTIVE HAS SIGNED THIS SUPPLEMENTAL GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE EXECUTIVE WITH RESPECT TO IT; AND

8.

EXECUTIVE AGREES THAT THE PROVISIONS OF THIS SUPPLEMENTAL GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EMPLOYER AND BY EXECUTIVE.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Supplemental General Release to be executed as of the date first written above.

SIGNED:		DATED:
Camille Farhat

RTI Surgical, Inc.

SIGNED:	DATED:
Joshua H. DeRienzis, as Vice President

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